Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of UBL Interactive, Inc. (the "Company") on Form 10-K for the year ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Doyal Bryant, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

December 30, 2013

/s/ Doyal Bryant
Doyal Bryant
Chief Executive Officer (Principal Executive Officer and Principal Accounting Officer)